                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

       Date of Report (Date of earliest event reported): November 28, 2006

                                  ODYSSEY RE HOLDINGS CORP.
                    (Exact name of Registrant as specified in its charter)

          Delaware                      1-16535                 52-2301683
(State or Other Jurisdiction    Commission File Number       (I.R.S. Employer
     of Incorporation)                                    Identification Number)

                                   ----------

                             ODYSSEY RE HOLDINGS CORP.
              300 FIRST STAMFORD PLACE, STAMFORD, CONNECTICUT 06902
                                 (203) 977-8000
          (Address of principal executive offices and telephone number, including area code)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On November 28, 2006, Odyssey Re Holdings Corp. ("OdysseyRe") entered into the Indenture attached hereto as Exhibit 99.1 and described below in Item 2.03.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

          On November 28, 2006, OdysseyRe completed the private sale of $40 million aggregate principal amount of floating rate senior debentures, Series C (the "Notes"). The Notes were issued pursuant to an indenture dated as of November 28, 2006 (the "Indenture") between OdysseyRe and Wilmington Trust Company, as trustee (the "Trustee").

          Interest on the Notes accrues at a rate per annum equal to 3-month LIBOR, reset quarterly, plus 2.50%, and is payable in arrears quarterly on March 15, June 15, September 15 and December 15 of each year starting on March 15, 2007.

          The Notes will mature on December 15, 2021.

          OdysseyRe has the option to redeem the Notes at par, plus accrued and unpaid interest, in whole or in part on any interest payment date on or after December 15, 2011.

          Under the terms of the Notes, OdysseyRe is subject to customary affirmative and negative covenants. An event of default may be triggered by events such as a failure to make principal or interest payments, a failure to comply with other covenants, a default under other indebtedness of OdysseyRe, and certain events of bankruptcy. If an event of default has occurred and is continuing, then the Trustee or holders of not less than 25% of the aggregate principal amount of the Notes may declare the entire principal amount of Notes to be payable immediately, in the manner and subject to the conditions provided in the Indenture.

          The Notes were issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended.

                                  EXHIBIT INDEX

EXHIBIT   DESCRIPTION
-------   -----------
99.1      Indenture dated as of November 28, 2006 between Odyssey Re Holdings
          Corp. and Wilmington Trust Company regarding the Floating Rate Senior
          Debentures, Series C.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2006

                                        ODYSSEY RE HOLDINGS CORP.


                                        By: /s/ Donald L. Smith
                                            ------------------------------------
                                        Name: Donald L. Smith
                                        Title: Senior Vice President, General
                                               Counsel and Corporate Secretary